UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2023

BEAZER HOMES USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12822	58-2086934
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2002 Summit Boulevard, 15th Floor

Atlanta, Georgia 30319

(Address of principal executive offices)

(770) 829-3700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	BZH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2023, Beazer Homes USA, Inc. (the “Company”) announced that Elizabeth Acton and David Spitz will retire from the Company’s Board of Directors (the “Board”), effective as of the Company’s next annual meeting of stockholders. The decisions by Ms. Acton and Mr. Spitz to retire from the Board were not the result of any disagreement with the Company on any matter regarding the Company’s operations, policies or practices.

In connection with Ms. Acton’s and Mr. Spitz’s retirements from the Board, June Sauvaget and Alyssa Steele have been appointed to the Board, effective as of January 1, 2024. The committee assignments for Mses. Sauvaget and Steele have not been determined at the time of this filing. The Board has determined that Mses. Sauvaget and Steele are “independent” under the New York Stock Exchange listing standards and the Company’s Corporate Governance Guidelines.

Mses. Sauvaget and Steele will participate in and receive the same compensation as other non-employee directors of the Company under the Company’s current non-employee director compensation program described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 21, 2022. In addition, Mses. Sauvaget and Steele will each enter into the Company’s standard indemnification agreement, the form of which is attached as Exhibit 10.9 to the Company’s Annual Report on Form 10-K, filed with the SEC on November 10, 2022.

There is no arrangement or understanding between either Ms. Sauvaget or Ms. Steele and any other persons pursuant to which Ms. Sauvaget or Ms. Steele were selected as directors. There are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC between the Company and either Ms. Sauvaget or Ms. Steele required to be disclosed herein.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 9, 2023

BEAZER HOMES USA, INC.

By:	/s/ David I. Goldberg
David I. Goldberg
Senior Vice President and Chief Financial Officer